Exhibit 10.6
PARTIAL TERMINATION OF AND SEVENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)
THIS PARTIAL TERMINATION OF AND SEVENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of September 17, 2019, by and among each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature page hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of October 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 31, 2012, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of July 10, 2014 and that certain Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of January 1, 2018 (as so amended, the “Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Lease), all as more particularly described in the Lease; and
WHEREAS, the Lease was further modified by that certain Transaction Agreement, dated as of April 1, 2019, between Five Star Senior Living Inc., on behalf of itself and certain of its subsidiaries, and Senior Housing Properties Trust, on behalf of itself and certain of its subsidiaries (the “Transaction Agreement”); and
WHEREAS, simultaneously herewith, SPTIHS Properties Trust is selling the real property and related improvements known as the WestRidge Quality Care & Rehabilitation located at 600 Manor Drive, Clarinda, Iowa, as more particularly described on Exhibit A-7 to the Lease (the “WestRidge Property”);
WHEREAS, in connection with the foregoing, SPTIHS Properties Trust and the other entities comprising Landlord and Five Star Quality Care Trust and the other entities comprising Tenant wish to amend the Lease to terminate the Lease with respect to the WestRidge Property;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of the date hereof, as follows:

1.    Partial Termination of Lease. The Lease is terminated with respect to the WestRidge Property and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the WestRidge Property from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of the Lease.
2.    Minimum Rent. The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby reduced by the sum of Twelve Thousand One Hundred Sixty-Three and 91/100 Dollars ($12,163.91) per month in accordance with Section 2.1(1)(b) of the Transaction Agreement.
8.    Schedule 1. Schedule 1 to the Lease is deleted in its entirety and replaced with Schedule 1 attached hereto.
9.    Exhibit A. Exhibit A to the Lease is amended by deleting Exhibit A-7 attached thereto in its entirety and replacing it with “Intentionally Deleted”.
10.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:
CCOP SENIOR LIVING LLC
SNH CHS PROPERTIES TRUST
SNH NS PROPERTIES TRUST
SNH SOMERFORD PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA PROPERTIES TRUST
SNH/LTA SE HOME PLACE NEW BERN LLC
SNH/LTA SE MCCARTHY NEW BERN LLC
SPTIHS PROPERTIES TRUST

By: /s/ Jennifer F. Francis
Jennifer F. Francis
President of each of the foregoing entities

TENANT:
FIVE STAR QUALITY CARE - NS TENANT, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST
FVE SE HOME PLACE NEW BERN LLC
FVE SE MCCARTHY NEW BERN LLC
By: /s/ Katherine E. Potter
Katherine E. Potter
President of each of the foregoing entities

[Signature Page to Partial Termination of and Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 4)]

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	$3,515,630	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Home Place of New Bern 1309 McCarthy Boulevard New Bern, NC 28562	2012	$2,742,228	06/20/2011	7.50%
A-5	McCarthy Court I 1321 McCarthy Blvd New Bern, NC 28562	2012	$3,050,293*	6/20/2011	7.50%
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Intentionally deleted.	N/A	N/A	N/A	N/A
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%
A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	$6,624,481	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002	2018	TBD	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856	2018	TBD	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914	2018	TBD	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411	2018	TBD	12/29/2003	10%
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341	2018	TBD	12/29/2003	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342	2018	TBD	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704	2018	TBD	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%
A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	2010	$14,988,426	10/01/2009	8.75%
A-27	McCarthy Court II 1325 McCarthy Boulevard New Bern, North Carolina	2012	$3,050,293*	06/20/2011	7.5%
A-28	Remington Club I & II 16925 and 16916 Hierba Drive San Diego, CA 92128	2005	$20,853,252	01/11/2002	10.0%
A-29	Savannah Square One Savannah Square Drive Savannah, GA 31406	2007	$6,931,887	10/01/2006	9.0%
A-30	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	2006	$4,992,156	11/19/2004	9.0%

* Base Gross Revenues (and Gross Revenues) for McCarthy Court I and McCarthy Court II are combined.